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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 21, 2006
                                                          ---------------

                        TRI-COUNTY FINANCIAL CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)

         Maryland                     0-18279              52-1652138
         --------                     ---------            ----------
(State or other Jurisdiction of      (Commission          (IRS Employer
incorporation or organization)       File Number)         Identification No.)

                 3035 Leonardtown Road, Waldorf, Maryland 20601
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                    (Address of principal executive offices)

                                 (301) 645-5601
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
                ------------------------------------------

         On August 21, 2006, Community Bank of Tri-County (the "Bank"), the wholly-owned subsidiary of Tri-County Financial Corporation (the "Company"), entered into a Salary Continuation Agreement with each of Gregory C. Cockerham, Executive Vice President and Chief Lending Officer of the Bank and William J. Pasenelli, Executive Vice President and Chief Financial Officer of the Bank.

         Under the Salary Continuation Agreements, if Mr. Cockerham or Mr.
Pasenelli: (1) terminates employment with the Bank on or after his 65th birthday; (2) within 12 months subsequent to a change in control (as defined in his Employment Agreement), (3) terminates employment on account of a disability or (4) dies, he will be entitled to receive $4,800 or $18,100, respectively, per year for 15 years commencing on his 65th birthday or his termination of employment. If the executive's employment is terminated for reasons other than upon a change in control, death, disability or cause before his 65th birthday, the executive will receive a lesser amount, which varies depending on the date of termination. The executive will forfeit his entitlement to all benefits under the Salary Continuation Agreement if his employment with the Bank is terminated for cause as specified in his agreement. The Bank is presently funding its obligations under the Salary Continuation Agreement through a life insurance policy that the Bank owns and with respect to which it is the sole death beneficiary.

         Tri-County Financial Corporation will file a copy of the Salary Continuation Agreements as exhibits to the quarterly report on Form 10-Q for the quarterly period ending September 30, 2006.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: August 21, 2006                 By: /s/ Michael L. Middleton
                                           -------------------------------------
                                           Michael L. Middleton
                                           President and Chief Executive Officer